--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2006

                                 --------------


                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                 --------------



       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                                P.O. Box HM 2939
                  Crown House, Third Floor, 4 Par-la-Ville Road
                                  Hamilton HM12
                                    Bermuda                           N/A
               (Address of Principal Executive Offices)           (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 1.02. Termination of a Material Definitive Agreement.

     On September 21, 2006, Scottish Annuity & Life Insurance Company (Cayman) Ltd. ("SALIC"), on behalf of Scottish Re (Dublin) Limited ("Scottish Dublin"), gave notice that it would terminate the Letter of Credit Agreement dated as of August 18, 2005 among Scottish Dublin, SALIC, various financial institutions, as lenders, and Bank of America, N.A., as administrative agent (the "$30 Million Credit Agreement"), effective September 22, 2006. All outstanding letters of credit, in an aggregate amount of $10 million, issued under the $30 Million Credit Agreement have been delivered for cancellation.

     Bank of America, N.A. and certain of the lenders under the $30 Million Credit Agreement and their affiliates have from time to time provided commercial banking and other financial services, including those related to the $200 Million Credit Agreement described below, to Scottish Re Group Limited and its subsidiaries, including SALIC and Scottish Dublin, for which they received customary fees and commissions.

Item 8.01.  Other Events.

     On September 21, 2006, SALIC gave notice that it will permanently reduce the aggregate commitments under the Amended and Restated Credit Agreement dated July 14, 2005 among SALIC, Scottish Dublin, Scottish Re (U.S.), Inc. and Scottish Re Limited, various financial institutions, as lenders and Bank of America, N.A., as administrative agent (the "$200 Million Credit Agreement"), effective September 22, 2006, to $42.8 million, which is the face amount of the outstanding letters of credit under such agreement. The aggregate commitments under the $200 Million Credit Agreement will be further permanently reduced dollar for dollar by the amount of each letter of credit returned undrawn or, if drawn, upon payment of the obligation by the applicable borrower. On this date, SALIC also sent a notice to the administrative agent under the $200 Million Credit Agreement that it did not wish to have the expiry dates extended pursuant to the evergreen feature contained in the outstanding letters of credit that were issued pursuant to such agreement. The majority of such letters of credit have a current expiry date of December 31, 2006, and the remainder have current expiry dates on or prior to September 15, 2007.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:   /s/ Paul Goldean
                                          Paul Goldean
                                          Chief Executive Officer



Dated:  September 26, 2006




                                        3